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                                                                   Exhibit 10.8


                                 LEASE EXTENSION
                                 & MODIFICATION

Date:              April 26, 1999

By & Between:      Perloff/Webster, Lessor,
                   and
                   P.I. Graphics, Inc., Lessee.

For the Premises
Located At:        517 Boccaccio Ave.
                   Venice, CA 90291

For the Lease
Dated:             April 15, 1996

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     1. This lease shall be extended for One (1) year commencing June 1, 1999 and ending May 31, 2000. The base rent shall be $2,550.00 per month.

     2. Lessee shall have the option to renew this lease for One (1) year. Lessee must give, and Lessor must actually receive, written notice of the exercise of the option to extend this lease at least Ninety (90) days prior to the expiration of this lease, time being of the essence. The Base rent for option period beginning June 1, 2000 shall be $2,725.00 per month.

     3. P.I. Graphics, Inc. has become 3DShopping.Com, a California Corporation. The Lease shall hereby be in the name of 3DShopping.Com, a California Corporation. All officers and directors shall remain the same.

     4. The lease requires that Lessee bring the security deposit and last month's rent to the amount current to this extension. Lessee has $1,900.00 on deposit as security and $2,480.00 on deposit as last month's rent. Lessee shall bring the total security deposit to $2,550.00, and the total last month's rent to $2,725.00, by paying Lessor $895.00 upon signing.

     5. All other terms and conditions shall remain in full force and effect.


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Signed:


BERNARD PERLOFF
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Perloff/Webster                        Date

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By:  ROBERT J. GRANT, its CFO          5/12/99
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P.I. Graphics                          Date


By:  ROBERT J. GRANT, its CFO          5/12/99
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3DShopping.com                         Date